EXHIBIT 10.17

Execution Copy

COPYRIGHT SECURITY AGREEMENT

     This COPYRIGHT SECURITY AGREEMENT (this “Agreement”) is made as of January 9, 2003 by and between Party City Corporation, a Delaware corporation (“Grantor”), and WELLS FARGO RETAIL FINANCE, LLC, as the arranger, collateral agent, and administrative agent for the Lender Group and any other holder of Obligations under, and as defined in, the Loan Agreement referred to below (together with its successor(s) thereto in such capacity, the “Agent”).

INTRODUCTION:

     Pursuant to the Loan and Security Agreement dated as of the date hereof (as amended, restated, supplemented and/or modified from time to time, the “Loan Agreement”) by and among the Grantor, the Agent and the financial institutions from time to time party thereto as Lenders (the “Lenders”), the Agent and the Lenders have agreed, subject to the terms and conditions set forth therein, to make revolving credit loans and to provide other financial accommodations to the Grantor (collectively, the “Loans”).

     It is a condition precedent to the effectiveness of the Loan Agreement that the Grantor execute and deliver this Agreement and grant to the Agent, for the benefit of the Lender Group and any other holder of Obligations under, and as defined in, the Loan Agreement (the Lender Group and such other holders of Obligations collectively with the Agent, the “Secured Parties”), a continuing security interest in all of the Trademark Collateral referred to below to secure all of the Obligations.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Agent and Lenders to make Loans to the Grantor pursuant to the Loan Agreement, the Grantor agrees, for the benefit of the Agent and each other Secured Party, as follows:

     SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Loan Agreement.

     SECTION 2. Grant of Security Interest. To secure the prompt performance of the Obligations, the Grantor hereby collaterally assigns, pledges, hypothecates, charges, mortgages, delivers, and transfers to the Agent, for the benefit of the Secured Parties, and hereby grants to the Agent, for the benefit of the Secured Parties, a continuing security interest in all of the Copyright Collateral, whether now or hereafter existing or acquired by the Grantor.

     “Copyright Collateral” means all copyrights of the Grantor, whether statutory or common law, registered or unregistered and whether published or unpublished, now or hereafter in force throughout the world including all of the Grantor’s right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including the copyrights referred to in Schedule I attached hereto, and registrations and recordings thereof and all applications for registration thereof, whether pending or in preparation, the right to sue for past, present and future infringements of any of the foregoing, all rights corresponding thereto, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

     SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Agent in the Copyright Collateral with the United States Copyright Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Agent for its benefit and the ratable benefit of each other Secured Party under the Loan Agreement. The Loan Agreement (and all rights and remedies of each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

     SECTION 4. Covenants. The Grantor covenants and agrees to comply with the following provisions as such provisions relate to any item of Copyright Collateral (other than items of Copyright Collateral which are not, individually or in the aggregate, material):

(a) the Grantor shall promptly notify the Agent if it knows, or has reason to know, that any application or registration relating to any material item of the Copyright Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Copyright Office or any foreign counterpart thereof or any court) regarding the Grantor’s ownership of any of the Copyright Collateral, its right to register the same or to keep and maintain and enforce the same;

(b) in no event will the Grantor or any of its respective agents, employees, designees or licensees file an application for the registration of any Copyright Collateral with the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, unless it promptly informs the Agent, and upon request of the Agent, executes and delivers all agreements, instruments and documents as the Agent may reasonably request to evidence the security interest of the Agent and the other Secured Parties in such Copyright Collateral;

(c) the Grantor will take all the necessary steps, including in any proceeding before the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration after application) filed with respect to, and to maintain any registration of, all material items of the Copyright Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that (i) dedication, abandonment or invalidation is permitted under the foregoing clause (b) or (ii) the Grantor shall either (a) reasonably and in good faith determine that any of such Copyright Collateral is of negligible economic value to the Grantor, or (b) have a valid business purpose to do otherwise); and

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(d) the Grantor will promptly (but no less than quarterly) execute and deliver to the Agent a Copyright Security Agreement, substantially in the form of this Copyright Security Agreement following its obtaining an interest in any material copyrights, and shall execute and deliver to the Agent any other document required to acknowledge or register or perfect the interest of the Agent and the other Secured Parties in any part of such item of material Copyright Collateral, in each case at the request of the Agent.

     SECTION 5. Release of Liens. Upon (a) the disposition of Copyright Collateral in accordance with the Loan Agreement or (b) the payment in full of the Obligations (other than contingent indemnification obligations for which neither the Agent nor the Lenders have yet made a claim) and the termination of the Lender Group’s obligations to make Loans under the Loan Agreement, the security interests granted herein shall automatically terminate with respect to (i) such Copyright Collateral (in the case of clause 5(a)) or (ii) all Copyright Collateral (in the case of clause 5(b)). Upon any such disposition or termination, the Agent will, at the Grantor’s sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Copyright Collateral held by the Agent hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

     SECTION 6. Acknowledgment. The Grantor further acknowledges and affirms that the rights and remedies of the Agent with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Loan Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

     SECTION 7. Due Authorization. The Grantor represents and warrants that the execution, delivery, and performance by the Grantor of this Agreement have been duly authorized by all necessary action on the part of the Grantor.

     SECTION 8. Loan Document. This Agreement is a Loan Document executed pursuant to the Loan Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

     SECTION 9. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SECTION 10. Governing Law. This Agreement shall be construed under and governed by the laws of The State of New York.

[Signatures appear on next page.]

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     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

GRANTOR:

PARTY CITY CORPORATION

By:	/s/ Linda M. Siluk

Linda M. Siluk Chief Financial Officer

AGENT:

WELLS FARGO RETAIL FINANCE, LLC, as Agent

By:	/s/ David Molinario

David Molinario Vice President

State of New Jersey

County of Morris	January , 2003

     Then personally appeared the above named Linda M. Siluk, as Chief Financial Officer of Party City Corporation, and acknowledged the foregoing instrument to be her free act and deed as Chief Financial Officer of Party City Corporation, before me,

/s/ Maura Santos

Notary Public

My commission expires:

Maura Santos Bergen County
Notary Public of New Jersey My commission expires Dec. 12, 2004
ID #2172812

Signature Page

Schedule I to Copyright Security Agreement

	Registration	Registration
Country	No.	Date	Author	Title

United States	TX-4-349-250	11/04/96	Peters Communications Corporation	Party City: The Discount Party Super Store

United States	TX-4-349-251	11/04/96	Peters Communications Corporation	Party City: The Discount Party Super Store

United States	TX-4-349-252	11/04/96	Peters Communications Corporation	Party City: The Discount Party Super Store

United States	TX-4-349-253	11/04/96	Peters Communications Corporation	Party City: The Discount Party Super Store

United States	TX-4-349-254	11/04/96	Peters Communications Corporation	Party City: The Discount Party Super Store

United States	TX-4-349-255	11/04/96	Peters Communications Corporation	Party City: The Discount Party Super Store

United States	TX-4-349-256	11/04/96	Peters Communications Corporation	Party City: The Discount Party Super Store

United States	TX-4-349-257	11/04/96	Peters Communications Corporation	Party City: The Discount Party Super Store

United States	TX-4-349-258	11/04/96	Peters Communications Corporation	Party City: The Discount Party Super Store

United States	TX-4-744-362	03/19/98	Peters Communications Corporation	Party City, The Discount Party Super Store: Mardi Gras Headquarters

United States	TX-4-744-363	03/19/98	Peters Communications Corporation	Party City, The Discount Party Super Store: Christmas Clearance

	Registration	Registration
Country	No.	Date	Author	Title

United States	TX-4-744-364	03/19/98	Peters Communications Corporation	Party City, The Discount Party Super Store: Holiday Headquarters

United States	TX-4-744-365	03/19/98	Peters Communications Corporation	Party City, The Discount Party Super Store: 1/2 Price Sale

United States	TX-4-744-366	03/19/98	Peters Communications Corporation	Party City, The Discount Party Super Store: Halloween Costume Warehouse

United States	TX-4-744-367	03/19/98	Peters Communications Corporation	Party City, The Discount Party Super Store: Halloween Costume Warehouse

United States	TX-4-744-368	03/19/98	Peters Communications Corporation	Party City, The Discount Party Super Store: Halloween Costume Warehouse

United States	TX-4-744-369	03/19/98	Peters Communications Corporation	Party City, The Discount Party Super Store: Halloween Costume Warehouse

United States	TX-4-744-370	03/19/98	Peters Communications Corporation	Party City, The Discount Party Super Store: Halloween Costume Warehouse

United States	TX-4-744-371	03/19/98	Peters Communications Corporation	Party City, The Discount Party Super Store: Crazy Coupon Days

United States	TX-4-744-372	03/19/98	Peters Communications Corporation	Party City, The Discount Party Super Store: 1/2 Price Sale

United States	TX-4-744-373	03/19/98	Peters Communications Corporation	Party City, The Discount Party Super Store: Giftwrap Spectacular

United States	TX-4-744-374	03/19/98	Peters Communications Corporation	Party City, The Discount Party Super Store

	Registration	Registration
Country	No.	Date	Author	Title

United States	TX-4-744-375	03/19/98	Peters Communications Corporation	Party City, The Discount Party Super Store: Graduate With Super Savings

United States	TX-4-744-376	03/19/98	Peters Communications Corporation	Party City, The Discount Party Super Store: Super Deals

United States	TX-4-744-377	03/19/98	Peters Communications Corporation	Party City, The Discount Party Super Store: Spring Super Savings

United States	TX-4-744-378	03/19/98	Peters Communications Corporation	Party City, The Discount Party Super Store

United States	TX-4-744-379	03/19/98	Peters Communications Corporation	Party City, The Discount Party Super Store: 70% Off

United States	TX-4-744-380	03/19/98	Peters Communications Corporation	Party City, The Discount Party Super Store

United States	TX-4-744-381	03/19/98	Peters Communications Corporation	Party City, The Discount Party Super Store: Super Savings Size

United States	TX-4-744-382	03/19/98	Peters Communications Corporation	Party City, The Discount Party Super Store: Entire Christmas Department 50-75% off

United States	TX-4-744-383	03/19/98	Peters Communications Corporation	Party City, The Discount Party Super Store: 1/2 Price Sale

United States	TX-4-744-384	03/19/98	Peters Communications Corporation	Party City, The Discount Party Super Store: Holiday Headquarters

United States	TX-4-787-860	10/23/98	Peters Communications Corporation	Party City: The Discount Party Super Store

United States	TX-4-799-934	05/21/98	Peters Communications Corporation	Party City, The Discount Party Super Store: Best Sellers Super Sale

	Registration	Registration
Country	No.	Date	Author	Title

United States	TX-4-799-935	05/21/98	Peters Communications Corporation	Party City, The Discount Party Super Store: Solid Color Paper Plates & Napkins

United States	TX-4-809-669	07/14/98	Peters Communications Corporation	Semi-Annual Giftwrap Extravaganza

United States	TX-4-834-490	03/29/98	—	Party City: The Discount Party Super Store Circular, Expires 4/11/98

United States	TX-4-855-765	12/22/98	Peters Communications Corporation	1998 Christmas Circular

United States	TX-4-855-766	12/22/98	Peters Communications Corporation	1998 November Circular

United States	TX-4-888-977	11/17/98	Peters Communications Corporation	Party City Halloween Coupons

United States	TX-4-931-191	02/17/99	Peters Communications Corporation	Christmas Clearance, Take an Additional 50% Off

United States	TX-4-931-800	11/17/98	Peters Communications Corporation	Party City, The Discount Party Super Store, Halloween Costume Warehouse: Over 400 Costume Styles at the Guaranteed Lowest Prices

United States	TX-4-931-801	11/17/98	Peters Communications Corporation	Party City, The Discount Party Super Store, Halloween Costume Warehouse: The Largest Costume Selection Anywhere

	Registration	Registration
Country	No.	Date	Author	Title

United States	TX-4-931-802	11/17/98	Peters Communications Corporation	Party City, the Discount Party Super Store, Halloween Costume Warehouse: Over 400 Costume Styles For The Entire Family

United States	TX-4-931-803	11/17/98	Peters Communications Corporation	Party City, The Discount Party Super Store, Halloween Costume Warehouse: Take an Additional 25% Off Our Everyday Low Prices

United States	TX-4-931-804	11/17/98	Peters Communications Corporation	Party City, the Discount Party Super Store, Halloween Costume Warehouse: Over 400 Costume Styles For the Entire Family

United States	TX-4-931-805	11/17/98	Peters Communications Corporation	Party City, the Discount Party Super Store, Halloween Costume Warehouse: Over 400 Costume Styles for The Entire Family

United States	TX-4-931-806	11/17/98	Peters Communications Corporation	Party City, The Discount Party Super Store: 1/2 Price Sale on a Huge Selection of Merchandise

United States	TX-4-931-807	11/17/98	Peters Communications Corporation	Party City, The Discount Party Super Store, Halloween Costume Warehouse: Grand Opening, Manhattan

United States	TX-4-931-808	11/17/98	Peters Communications Corporation	Party City, The Discount Party Super Store, Halloween Costume Warehouse: Grand Opening, Manhattan

	Registration	Registration
Country	No.	Date	Author	Title

United States	TX-4-931-809	11/17/98	Peters Communications Corporation	Party City, The Discount Party Super Store, Halloween Costume Warehouse: Grand Opening, Manhattan

United States	TX-4-931-810	11/17/98	Peters Communications Corporation	Party City, The Discount Party Super Store, Halloween Costume Warehouse: See Why Every Shops at Party City

United States	TX-4-931-811	11/17/98	Peters Communications Corporation	Party City, The Discount Party Super Store, Crazy Coupon Days, No Limits

United States	TX-4-944-846	02/17/99	Peters Communications Corporation	Party City, The Discount Party Super Store: Circular

United States	TX-4-944-847	02/17/99	Peters Communications Corporation	Mardi Gras Superbuys Circular: Party City, The Discount Party Super Store

United States	TX-4-944-848	02/17/99	Peters Communications Corporation	99 Cent Helium Filled 18” Mylar Red Heart Balloons Circular: Party City, the Discount Party Super Store

United States	TX-4-946-425	03/10/99	Peters Communications Corporation	Annual Tableware Blowout

United States	TX-4-948-468	03/10/99	Peters Communications Corporation	Grand Opening 1/2 Price Sale

United States	TX-4-972-639	04/22/99	Peters Communications Corporation	Party City Private Brand Sale

United States	TX-4-975-080	04/22/99	Peters Communications Corporation	Party City Entire Selection of Easter Baskets-Take an Additional 50% Off

	Registration	Registration
Country	No.	Date	Author	Title

United States	Txu-691-974	10/23/96	Peters Communications Corporation	Party City 1996: 4 page Spring Circular

United States	Txu-691-975	10/23/96	Peters Communications Corporation	Party City 1996: 4 page April Circular

United States	Txu-691-976	10/23/96	Peters Communications Corporation	Party City 1996: 8 page Graduation Circular

United States	Txu-691-977	10/23/96	Peters Communications Corporation	Party City 1996: 4 page June Circular

United States	Txu-691-978	10/23/96	Peters Communications Corporation	Party City 1996: August Circular

United States	Txu-691-979	10/23/96	Peters Communications Corporation	1996 Halloween 4 page Standard Promotion

United States	Txu-691-980	10/23/96	Peters Communications Corporation	1996 Halloween 12 page Promotion

United States	Txu-691-981	10/23/96	Peters Communications Corporation	1996 September Promotion: Dark Blue

United States	Txu-691-982	10/23/96	Peters Communications Corporation	Party City 1995: 4 page Christmas circular

United States	Txu-691-983	10/23/96	Peters Communications Corporation	1996 Halloween 4 page Tab Promotion

United States	Txu-691-984	10/23/96	Peters Communications Corporation	Mardi Gras Headquarters

United States	Txu-691-985	10/23/96	Peters Communications Corporation	Party City 1996: 4 page Valentine Circular

	Registration	Registration
Country	No.	Date	Author	Title

United States	VA-624-684	04/25/94	Peters Communications Corporation	18” Mylar Red Heart Balloons, 79 Cents Each

United States	VA-671-572	11/29/94	Peters Communications Corporation	Grand Opening-Chesapeake: Party City

United States	VA-682-022	12/27/94	Lisa Tornello, 1957-(author of anon. contribution); a Peters Communications Corporation, employer for hire	Eight page Halloween Costume Flyer

United States	VA-749-754	11/15/95	Photography: Harry Peterson Photography; compilation: Lisa Tornello, 1957-, & Peters Communications Corporation	Party City—The Discount Party Super Store

United States	VA-753-038	08/23/95	Photo: Harry Peterson d.b.a. Harry Peterson Photography (author of anon. contribution); compilation: Lisa Tornello, 1957-, (author of anon. contribution) & Peters Communications Corporation	1995 Valentine’s Preprint

	Registration	Registration
Country	No.	Date	Author	Title

United States	VA-753-039	08/23/95	Photo: Harry Peterson d.b.a. Harry Peterson Photography (author of anon. contribution); compilation: Lisa Tornello, 1957-, (author of anon. contribution) & Peters Communications Corporation	Happy Birthday Headquarters

United States	VA-753-040	08/23/95	Photo: Harry Peterson d.b.a. Harry Peterson Photography (author of anon. contribution); compilation: Lisa Tornello, 1957-, (author of anon. contribution) & Peters Communications Corporation	We’re Your Mardi Gras Headquarters

United States	VA-753-041	08/23/95	Photo: Harry Peterson d.b.a. Harry Peterson Photography (author of anon. contribution); compilation: Lisa Tornello, 1957-, (author of anon. contribution) & Peters Communications Corporation	Holiday Headquarters

	Registration	Registration
Country	No.	Date	Author	Title

United States	VA-753-042	08/23/95	Photo: Harry Peterson d.b.a. Harry Peterson Photography (author of anon. contribution); compilation: Lisa Tornello, 1957-, (author of anon. contribution) & Peters Communications Corporation	Trim-a-Tree Headquarters

United States	VA-753-043	08/23/95	Photo: Harry Peterson d.b.a. Harry Peterson Photography (author of anon. contribution); compilation: Lisa Tornello, 1957-, (author of anon. contribution) & Peters Communications Corporation	Graduation Headquarters